Exhibit 3

Schedule A

EXECUTIVE OFFICERS AND DIRECTORS OF REPORTING PERSONS

The following sets forth the name and present principal occupation of the executive officers and directors of Thomson Investments Limited, Woodbridge, 1908720 Ontario Limited, 1000706525 Ontario Limited, 1396164 Ontario Limited, 1925124 Ontario Limited and Woodbridge Investments Corporation. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
David K. R. Thomson	Director and Chairman	Director and Chairman of Woodbridge	Canada
Peter J. Thomson	Director and Chairman	Director and Chairman of Woodbridge	Canada
Michael Friisdahl	Independent Director	Independent Director	Canada
William Iain Scott	CEO and President	CEO and President of Woodbridge	Canada

David K.R. Thomson beneficially owns directly 48,198 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares. Peter Thomson beneficially owns directly 1,607 Common Shares and indirectly 1,158,165 Common Shares (which are owned by The Nikita Foundation, a charity founded by Peter Thomson and his wife, both of whom sit on the board of directors), representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of KRT Investments Corp. The business address of the executive officers and directors of the Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
David K.R. Thomson	Director	Director and Chairman of Woodbridge	Canadian
Peter J. Thomson	Director	Director and Chairman of Woodbridge	Canadian

David K.R. Thomson beneficially owns directly 48,198 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares. Peter Thomson beneficially owns directly 1,607 Common Shares and indirectly 1,158,165 Common Shares (which are owned by The Nikita Foundation, a charity founded by Peter Thomson and his wife, both of whom sit on the board of directors), representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of DKRT Family Corp., DKRT Investments Corp. and 1000920847 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
David K.R. Thomson	Chairman and Director	Director and Chairman of Woodbridge	Canadian
Patrick Phillips	President and Director	President of DKRT Family Corp.	Canadian
Larry Lowenstein	Director	Independent Director	Canadian

David K.R. Thomson beneficially owns directly 48,198 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares. Patrick Phillips beneficially owns directly 7,518 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of MB Finance Corp. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
David K.R. Thomson	Chairman and Director	Director and Chairman of Woodbridge	Canadian
Patrick Phillips	President and Director	President of DKRT Family Corp.	Canadian

David K.R. Thomson beneficially owns directly 48,198 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares. Patrick Phillips beneficially owns directly 7,518 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of TLT Investments Corp., TLT Issue Holdco A Corp., TLT Issue Holdco B Corp., 1761173 Ontario Limited, 2677295 Ontario Limited, 1000919995 Ontario Limited and 1754693 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Taylor Thomson	Director	Director of TLT Family Holdco ULC	Canadian
Robert Reeves	Director and Vice President	President and CEO of Rogers Canadian Telecommunications Limited	Canadian
Mitchell Goldhar	Director and Vice President	Executive Chair and CEO, SmartCentres REIT	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of PJT Investments Corp. and 1000920848 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Peter J. Thomson	Director	Director and Chairman of Woodbridge	Canadian
Alek Krstajic	Director	Retired	Canadian
Donald Butler	Director	Thomvest Ventures LLC	American
Eugene Siklos	President	President of Thomvest Seed Capital Inc.	Canadian

Peter Thomson beneficially owns directly 1,607 Common Shares and indirectly 1,158,165 Common Shares (which are owned by The Nikita Foundation, a charity founded by Peter Thomson and his wife, both of whom sit on the board of directors), representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of PGF Family Corp. The business address of the executive officers and directors of the Reporting Person is 17 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
P. Gaye Farncombe	Director and President	President of PGF Family Corp.	Canadian
Matthew G. Cribbins	Director, Vice President and Secretary	President of Generation Capital	American
W. Geoffrey Beattie	Director	Chairman and CEO of Generation Capital	Canadian
Steven Smith	Director	Retired	Canadian
Matthew W. Farncombe	Director	Principal of Nine2626 LLC	Canadian
Murray A. Farncombe	Director	Retired	American Canadian
Travis J. Farncombe	Director	President of TJF Group Inc.	Canadian
Kaelen P. Haworth	Director	President of KPF Investments Canadian Corp.	Canadian

Steven Smith beneficially owns directly 1,755 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares. Murray A. Farncombe beneficially owns directly 567 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of PGF Investments Corp. The business address of the executive officers and directors of the Reporting Person is 17 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
P. Gaye Farncombe	Director and President	President of PGF Family Corp.	Canadian
Matthew G. Cribbins	Director, Vice President and Secretary	President of Generation Capital	American
W. Geoffrey Beattie	Director	Chairman and CEO of Generation Capital	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of LCC Investments Corp. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Linda Campbell	Director and President	President of LCC Investments Corp.	Canadian
Thomas MacMillan	Director	Independent Director	Canadian
Lisa L. Hudson	Director	President of LLD Investments Corp.	Canadian
James R. Dawick	Director	President JRD Investments Corp.	Canadian
Graham E. Dawick	Director	President GED Investments Corp.	Canadian
Peter Mann	Director and Vice President	President and CEO, The Alderbourne Group	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of 1000078931 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Linda Campbell	Director and President	President of LCC Investments Corp.	Canadian
Thomas MacMillan	Director	Independent Director	Canadian
Peter Mann	Director	President and CEO, The Alderbourne Group	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of LLD Investments Corp., 1000421133 Ontario Limited and 2806335 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2 M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Lisa Hudson	Director and President	President of LLD Investments Corp.	Canadian
Linda Campbell	Director and Vice President	President of LCC Investments Corp	Canadian
Peter Mann	Director and Vice President	President and CEO, The Alderbourne Group	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of GED Investments Corp. and 2754783 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2 M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Graham Dawick	Director and President	President of GED Investments Corp.	Canadian
Linda Campbell	Director and Vice President	President of LCC Investments Corp.	Canadian
Peter Mann	Director and Vice President	President and CEO, The Alderbourne Group	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of JRD Investments Corp. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
James Dawick	Director and President	President of JRD Investments Corp.	Canadian
Linda Campbell	Director and Vice President	President of LCC Investments Corp.	Canadian
Peter Mann	Director and Vice President	President and CEO, The Alderbourne Group	Canadian

The following sets forth the name and present principal occupation of the executive officers and directors of SEG Family Corp., SEG Investments Corp. and 1000031857 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Mark Ellwood	Director and President	President of The Audra Group Inc.	Canadian
Eric Tripp	Director	Independent Director	Canadian

Mark Ellwood beneficially owns directly 963 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of TCM Investments Corp. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Tyler MacNamara	Director and President	President of TCM Investments Corp.	Canadian
Mark Ellwood	Director and Vice President	President of The Audra Group Inc.	Canadian
Nicole Stiavnicky	Director	Director, Operations and Advisory Services, The Audra Group Inc.	Canadian

Mark Ellwood beneficially owns directly 963 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of DYM Investments Corp. The business address of the executive officers and directors of the Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Dylan MacNamara	Director and President	President of DYM Investments Corp.	Canadian
Mark Ellwood	Director and Vice President	President of The Audra Group Inc.	Canadian
Nicole Stiavnicky	Director	Director, Operations and Advisory Services, The Audra Group Inc.	Canadian

Mark Ellwood beneficially owns directly 963 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of BG Investments Corp. The business address of the executive officers and directors of the Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Brennan Grange	Director and President	President of BG Investments Corp.	Canadian
Mark Ellwood	Director and Vice President	President of The Audra Group Inc.	Canadian
Nicole Stiavnicky	Director	Director, Operations and Advisory Services, The Audra Group Inc.	Canadian

Mark Ellwood beneficially owns directly 963 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.

The following sets forth the name and present principal occupation of the executive officers and directors of ACG Investments Corp., 2808194 Ontario Limited and 2775329 Ontario Limited. The business address of the executive officers and directors of each such Reporting Person is 65 Queen Street West, Suite 2400 Toronto, Ontario, Canada M5H 2M8.

Name, Business Address	Position with Reporting Person	Present Principal Office of Employment	Citizenship
Ariel Somes	Director and President	President of ACG Investments Corp.	Canadian
Mark Ellwood	Director and Vice President	President of The Audra Group Inc.	Canadian
Nicole Stiavnicky	Director	Director, Operations and Advisory Services, The Audra Group Inc.	Canadian

Mark Ellwood beneficially owns directly 963 Common Shares, representing less than 1.0% of the issued and outstanding Common Shares.